UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/15_

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
June 30, 2015

Templeton Developing Markets Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Developing Markets Trust	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and
Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	33

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Semiannual Report

Templeton Developing Markets Trust

This semiannual report for Templeton Developing Markets Trust covers the period ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015’s first half, amid relatively steady consumption and industrial production but weaker fixed-asset investment growth. Domestic demand continued to account for a greater portion of gross domestic product, as per-capita income grew and the government’s market-friendly policies supported new economic drivers that could help make economic expansion more sustainable. Many emerging market countries showed signs of economic improvement, including India, South Africa and the Czech Republic, while others, such as Thailand and South Korea, showed signs of moderation. In the first quarter, Brazil’s economy contracted and Russia’s economy contracted for the third consecutive quarter. Many emerging market central banks, including those of Russia, India and China, lowered interest rates to promote lending and economic growth. In contrast, Brazil’s central bank raised interest rates in an effort to control inflation and support the country’s currency.

Emerging market stocks experienced volatility during the period amid concerns about global economic growth, the future course of U.S. monetary policy, the devaluation of many currencies against the U.S. dollar and Greece’s debt negotiations. Nonetheless, China’s monetary stimulus measures, the Bank of Japan’s and the European Central Bank’s monetary easing, and the U.S. Federal Reserve’s accommodative policy provided investors with some optimism. Early in the period, a temporary

Geographic Breakdown

Based on Total Net Assets as of 6/30/15

solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement bolstered emerging market stocks. However, near period-end, investors grew concerned about Greece’s possible exit from the eurozone as debt negotiations deteriorated. The Greek government subsequently imposed capital controls, defaulted on scheduled payments to the International Monetary Fund and announced a referendum on the terms of a potential bailout deal. Although oil prices began to improve during the period, the effects of 2014’s sharp decline on several oil-producing countries’ economies, financial positions and currencies continued to weigh on investor sentiment.

For the six months ended June 30, 2015, emerging market stocks, as measured by the MSCI Emerging Markets (EM) Index, rose 5.80% in local currency terms, as many investors seemed to focus on the relatively attractive valuations of many emerging market stocks.1 However, relatively weak local currencies resulted in a +3.12% total return in U.S. dollar terms.1 European and Asian emerging markets overall performed well for the period, which helped offset declines in Latin America.

The Chinese government’s market-friendly policies, stimulus measures and commitment to stable growth supported China

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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TEMPLETON DEVELOPING MARKETS TRUST

equity markets overall, particularly the domestic A-share market.2 As measured by the MSCI China A Index, the domestic A-share market began to rise in late 2014 after the People’s Bank of China’s (PBOC’s) surprise interest rate cut in November and the effective easing of loan and deposit regulations to boost the economy. Also supporting A shares was the Shanghai-Hong Kong Stock Connect program, which opened China’s domestic A-share market to certain qualified foreign investors. Domestic retail investor market speculation led the MSCI China A Index to generate total returns of +112.27% for the 12 months and +33.92% for the six months ended June 30, 2015.3 In contrast, Chinese stocks aimed at foreign investors, as measured by the MSCI China Index, produced more modest +24.95% and +14.84% total returns for the same respective periods, as foreign investors seemed more focused on economic growth and market fundamentals.3

After peaking on June 12, China’s domestic market began to correct, resulting initially from tight liquidity conditions and uncertainties about the PBOC’s monetary policy, with a 17.33% decline for the MSCI China A Index from June 12 to June 30.3 Following the domestic market’s nearly 8% plunge on June 26, the PBOC lowered its benchmark interest rate and announced targeted reserve requirement ratio cuts for certain banks.3 In an effort to prevent a market collapse, the government imposed other measures that restricted trading. However, certain government intervention measures were not well received and further contributed to investor concerns.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Performance Overview

The Fund’s Class A shares had a -2.11% cumulative total return for the six months ended June 30, 2015. In comparison, the MSCI EM Index generated a +3.12% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +4.03% total return for the same period.1 The indexes measure global emerging market stock performance. Please note index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Top 10 Countries
6/30/15
% of Total
Net Assets
China	22.8%
South Africa	10.6%
Brazil	9.9%
India	9.6%
Thailand	6.9%
South Korea	5.7%
Belgium	4.4%
U.K.	4.1%
Taiwan	4.1%
Indonesia	4.1%

2. China equity markets consist of A, B, China H, Red Chip and P Chip shares. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations. “B” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in foreign currencies (U.S. dollar for Shanghai and Hong Kong dollar for Shenzhen) and are open to foreign investors. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China. 3. Source: MSCI.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

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TEMPLETON DEVELOPING MARKETS TRUST

Manager’s Discussion

During the six months under review, the Fund remained diversified among different emerging market countries. We invested in China through B, China H, Red Chip and P Chip shares,2 as well as single-listed American Depositary Receipts (ADRs of companies whose underlying shares are not listed in home markets),4 with no holdings in China’s domestic A-share market. Consistent with our long-term investment strategy, we viewed China’s recent market correction in the context of a long-term uptrend. We continued to monitor China’s economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

Key contributors to the Fund’s absolute performance during the reporting period included Naspers, Hyundai Development and SK Innovation.

Naspers is a South Africa-based media conglomerate with a portfolio of emerging market assets focused on Internet services and online advertising, which continued to experience rapid growth and increasingly effective advertising revenue generation. Solid corporate results, driven by strong growth in its pay television and Internet platforms, also bolstered the company’s share price. A key asset in Naspers’s business portfolio is an investment in China’s largest and most widely used Internet services platform, Tencent Holdings, another Fund holding that performed well during the reporting period. Further supporting investor sentiment was Naspers’s agreements with other companies to develop joint online classified advertising businesses in Brazil, Indonesia, Thailand and Bangladesh.

Hyundai Development is one of South Korea’s leading residential property developers. We believed that with its strong IPARK brand name, the company could potentially have the largest market share in the country’s residential construction business. The South Korean government’s measures to stimulate the housing market and the central bank’s rate cuts resulting in record-low interest rates aided investor sentiment during the reporting period. After posting losses in 2012 and 2013, the company reported profits in 2014, as it benefited from South Korea’s strong residential demand growth.

SK Innovation is a South Korean energy conglomerate with interests in oil refining, petrochemicals, lubricants and exploration and production. The company also has expertise in lithium-polymer battery production. Its shares rose during the period as a strong turnaround in its core refining and petrochemicals businesses helped the company return to profit in 2015’s first quarter, following a loss in 2014’s fourth quarter. The company’s efforts to streamline its businesses and improve its financial position were also well received by investors.

In contrast, key detractors from the Fund’s absolute performance included Tata Motors, Avon Products and Itau Unibanco Holding.

Tata Motors, India’s largest automobile company, produces a wide range of cars and commercial vehicles in its home market, while its wholly owned subsidiary manufactures British luxury car brands Jaguar and Land Rover. Tata Motors’ shares declined as the luxury car subsidiary experienced weak demand in a number of key markets, including China, Brazil and Europe. In addition, vehicle production by a joint venture in China progressed more slowly than anticipated, leading to weaker-than-expected earnings in 2015’s first quarter.

Avon Products is a U.S.-based global cosmetics business with substantial operations in various emerging markets, most notably Brazil. Brazil’s weak economy hurt the company’s corporate results. Concerns about Avon’s ability to pay its substantial debts in a weak market environment led to credit rating downgrades. However, the firm is in the process of selling certain assets and using the proceeds to reduce its debt. Further hurting Avon’s shares were the economic and currency crises in Russia, another substantial market.

Itau Unibanco, one of Brazil’s largest financial conglomerates, provides a full range of banking and financial services. It continued to produce strong operating performance despite Brazil’s difficult economic environment. The company’s shares strengthened through April, but profit taking and the Brazilian real’s weakness against the U.S. dollar, as well as political protests and sluggish economic growth that worried investors, pressured stock performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies.

4. A single-listed ADR is a negotiable U.S. security issued by a U.S. bank, referred to as a “depositary bank,” that typically represents a non-U.S. company’s equity, is publicly available to U.S. investors on a national stock exchange (NYSE or NASDAQ) or on the over-the-counter market, and has underlying shares that are not publicly traded in the issuer’s home market.

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TEMPLETON DEVELOPING MARKETS TRUST

Top 10 Holdings
6/30/15
Company	% of Total
Sector/Industry, Country	Net Assets
Naspers Ltd., N	5.3%
Media, South Africa
Anheuser-Busch InBev NV	4.4%
Beverages, Belgium
Unilever PLC	4.1%
Personal Products, U.K.
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	4.1%
Semiconductors & Semiconductor Equipment, Taiwan
Itau Unibanco Holding SA, ADR, pfd.	4.1%
Banks, Brazil
Brilliance China Automotive Holdings Ltd.	3.5%
Automobiles, China
Tata Consultancy Services Ltd.	3.1%
IT Services, India
China Life Insurance Co. Ltd., H	2.9%
Insurance, China
Remgro Ltd.	2.7%
Diversified Financial Services, South Africa
PetroChina Co. Ltd., H	2.7%
Oil, Gas & Consumable Fuels, China

As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, we increased the Fund’s holdings in several countries, including Brazil, South Korea, Indonesia and Taiwan, as we continued to invest in opportunities we considered more attractive. We also initiated exposure to certain countries, notably Russia and Cambodia, and made select purchases in China through single-listed ADRs and B, China H and Red Chip shares. In sector terms, we increased investments largely in consumer discretionary, health care and information technology.5 Key purchases included a new position in Baidu, China’s leading Internet search engine, and additional shares of TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry, and Dr. Reddy’s Laboratories, one of India’s major pharmaceutical companies.

Conversely, we reduced the Fund’s investments in several countries, including Thailand, South Africa and India, and eliminated exposure to certain countries, notably Turkey and Qatar, as we received share redemptions and as we focused on stocks we considered to be more attractively valued within our investment universe. In sector terms, we reduced holdings largely in financials and sold some positions in industrials and consumer staples.6 Key sales included reductions in Siam Commercial Bank, a financial products and services provider in Thailand and internationally; Remgro, a South African conglomerate with businesses in finance, health care, food and industrials; and China Construction Bank, a Chinese commercial bank.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The information technology sector comprises Internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.
6. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The industrials sector comprises airlines, construction and engineering, machinery and marine in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DEVELOPING MARKETS TRUST

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	12/31/14		Change
A (TEDMX)	$16.73	$17.09	-$	0.36
C (TDMTX)	$16.21	$16.62	-$	0.41
R (TDMRX)	$16.43	$16.80	-$	0.37
R6 (FDEVX)	$16.67	$16.99	-$	0.32
Advisor (TDADX)	$16.67	$17.01	-$	0.34

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TEMPLETON DEVELOPING MARKETS TRUST
PERFORMANCE SUMMARY

Performance as of 6/30/151

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor: no sales charges.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.68%	1.72%
6-Month	-2.11%	-7.72%	$9,228
1-Year	-10.79%	-15.93%	$8,407
5-Year	+9.02%	+0.54%	$10,273
10-Year	+58.51%	+4.10%	$14,942
C				2.40%	2.44%
6-Month	-2.47%	-3.44%	$9,656
1-Year	-11.40%	-12.12%	$8,788
5-Year	+5.19%	+1.02%	$10,519
10-Year	+47.59%	+3.97%	$14,759
R				1.90%	1.94%
6-Month	-2.20%	-2.20%	$9,780
1-Year	-10.97%	-10.97%	$8,903
5-Year	+7.79%	+1.51%	$10,779
10-Year	+55.42%	+4.51%	$15,542
R6				1.22%	1.26%
6-Month	-1.88%	-1.88%	$9,812
1-Year	-10.38%	-10.38%	$8,962
Since Inception (5/1/13)	-11.10%	-5.29%	$8,890
Advisor				1.40%	1.44%
6-Month	-2.00%	-2.00%	$9,800
1-Year	-10.53%	-10.53%	$8,947
5-Year	+10.53%	+2.02%	$11,053
10-Year	+62.99%	+5.01%	$16,299

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON DEVELOPING MARKETS TRUST
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON DEVELOPING MARKETS TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
A
Actual	$1,000	$978.90	$8.24
Hypothetical (5% return before expenses)	$1,000	$1,016.46	$8.40
C
Actual	$1,000	$975.30	$11.75
Hypothetical (5% return before expenses)	$1,000	$1,012.89	$11.98
R
Actual	$1,000	$978.00	$9.32
Hypothetical (5% return before expenses)	$1,000	$1,015.37	$9.49
R6
Actual	$1,000	$981.20	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor
Actual	$1,000	$980.00	$6.87
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.00

**Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.68%;
C: 2.40%; R: 1.90%; R6: 1.22%; and Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013	2012		2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.09	$22.86		$23.61	$21.21		$25.53	$22.04
Income from investment operations[a]:
Net investment income[b]	0.08	0.27	[c]	0.20	0.37		0.27	0.14
Net realized and unrealized gains (losses)	(0.44)	(2.09)		(0.51)	2.41		(4.31)	3.69
Total from investment operations	(0.36)	(1.82)		(0.31)	2.78		(4.04)	3.83
Less distributions from:
Net investment income	—	(0.33)		(0.30)	(0.38)		(0.28)	(0.34)
Net realized gains	—	(3.62)		(0.14)	—		—	—
Total distributions	—	(3.95)		(0.44)	(0.38)		(0.28)	(0.34)
Net asset value, end of period	$16.73	$17.09		$22.86	$23.61		$21.21	$25.53

Total return[d]	(2.11)%	(8.11)%		(1.26)%	13.12%		(15.85)%	17.47%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.75%	1.72%		1.71%	1.70%		1.76%	1.84%
Expenses net of waiver and payments by
affiliates	1.68%	1.72	%f	1.71%	1.70	%g	1.76%	1.84%
Net investment income	0.93%	1.20%[c]		0.85%	1.65%		1.14%	0.61%

Supplemental data
Net assets, end of period (000’s)	$1,091,155	$1,187,072		$1,536,714	$1,773,204		$1,753,547	$2,463,390
Portfolio turnover rate	24.79%	83.92%		48.35%	25.92%		17.02%	25.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.87%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

12 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013	2012		2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.62	$22.32		$23.06	$20.72		$24.93	$21.54
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	0.10	[c]	0.03	0.20		0.10	(0.03)
Net realized and unrealized gains (losses)	(0.43)	(2.01)		(0.50)	2.35		(4.20)	3.60
Total from investment operations	(0.41)	(1.91)		(0.47)	2.55		(4.10)	3.57
Less distributions from:
Net investment income	—	(0.17)		(0.13)	(0.21)		(0.11)	(0.18)
Net realized gains	—	(3.62)		(0.14)	—		—	—
Total distributions	—	(3.79)		(0.27)	(0.21)		(0.11)	(0.18)
Net asset value, end of period	$16.21	$16.62		$22.32	$23.06		$20.72	$24.93

Total return[d]	(2.47)%	(8.71)%		(1.99)%	12.31%		(16.47)%	16.63%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	2.47%	2.44%		2.44%	2.43%		2.47%	2.56%
Expenses net of waiver and payments by
affiliates	2.40%	2.44	%f	2.44%	2.43	%g	2.47%	2.56%
Net investment income (loss)	0.21%	0.48%[c]		0.12%	0.92%		0.43%	(0.11)%

Supplemental data
Net assets, end of period (000’s)	$162,673	$186,356		$238,366	$266,206		$272,773	$365,001
Portfolio turnover rate	24.79%	83.92%		48.35%	25.92%		17.02%	25.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013	2012		2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.80	$22.55		$23.30	$20.92		$25.18	$21.70
Income from investment operations[a]:
Net investment income[b]	0.06	0.21	[c]	0.14	0.31		0.22	0.09
Net realized and unrealized gains (losses)	(0.43)	(2.06)		(0.50)	2.38		(4.25)	3.68
Total from investment operations	(0.37)	(1.85)		(0.36)	2.69		(4.03)	3.77
Less distributions from:
Net investment income	—	(0.28)		(0.25)	(0.31)		(0.23)	(0.29)
Net realized gains	—	(3.62)		(0.14)	—		—	—
Total distributions	—	(3.90)		(0.39)	(0.31)		(0.23)	(0.29)
Net asset value, end of period	$16.43	$16.80		$22.55	$23.30		$20.92	$25.18

Total return[d]	(2.20)%	(8.32)%		(1.50)%	12.90%		(16.03)%	17.42%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.97%	1.94%		1.94%	1.93%		1.97%	2.06%
Expenses net of waiver and payments by
affiliates	1.90%	1.94	%f	1.94%	1.93	%g	1.97%	2.06%
Net investment income	0.71%	0.98%[c]		0.62%	1.42%		0.93%	0.39%

Supplemental data
Net assets, end of period (000’s)	$23,008	$26,123		$30,123	$33,109		$40,010	$53,295
Portfolio turnover rate	24.79%	83.92%		48.35%	25.92%		17.02%	25.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.65%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended	Year Ended
	June 30, 2015	December 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.99	$22.76	$23.77
Income from investment operations[b]:
Net investment income[c]	0.12	0.34 [d]	0.12
Net realized and unrealized gains (losses)	(0.44)	(2.05)	(0.58)
Total from investment operations	(0.32)	(1.71)	(0.46)
Less distributions from:
Net investment income	—	(0.44)	(0.41)
Net realized gains	—	(3.62)	(0.14)
Total distributions	—	(4.06)	(0.55)
Net asset value, end of period	$16.67	$16.99	$22.76

Total return[e]	(1.88)%	(7.66)%	(1.89)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.27%	1.26%	1.30%
Expenses net of waiver and payments by affiliates	1.22%	1.26%[g]	1.28%
Net investment income	1.39%	1.65%[d]	1.28%

Supplemental data
Net assets, end of period (000’s)	$48,490	$52,185	$299
Portfolio turnover rate	24.79%	83.92%	48.35%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.32%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense waiver and payments by affiliates rounds to less that 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30, 2015			Year Ended December 31,
	(unaudited)	2014		2013	2012		2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.01	$22.77		$23.53	$21.14		$25.46	$21.98
Income from investment operations[a]:
Net investment income[b]	0.10	0.33	[c]	0.26	0.43		0.34	0.20
Net realized and unrealized gains (losses)	(0.44)	(2.08)		(0.51)	2.40		(4.31)	3.68
Total from investment operations	(0.34)	(1.75)		(0.25)	2.83		(3.97)	3.88
Less distributions from:
Net investment income	—	(0.39)		(0.37)	(0.44)		(0.35)	(0.40)
Net realized gains	—	(3.62)		(0.14)	—		—	—
Total distributions	—	(4.01)		(0.51)	(0.44)		(0.35)	(0.40)
Net asset value, end of period	$16.67	$17.01		$22.77	$23.53		$21.14	$25.46

Total return[d]	(2.00)%	(7.79)%		(1.02)%	13.44%		(15.60)%	17.73%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.47%	1.44%		1.44%	1.43%		1.47%	1.56%
Expenses net of waiver and payments by
affiliates	1.40%	1.44	%f	1.44%	1.43	%g	1.47%	1.56%
Net investment income	1.21%	1.48%[c]		1.12%	1.92%		1.43%	0.89%

Supplemental data
Net assets, end of period (000’s)	$153,959	$175,503		$283,063	$306,995		$316,903	$337,470
Portfolio turnover rate	24.79%	83.92%		48.35%	25.92%		17.02%	25.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.15%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, June 30, 2015 (unaudited)
	Industry	Shares	Value
Common Stocks 83.9%
Argentina 0.6%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	83,133	$1,080,729
YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	276,000	7,570,680
			8,651,409
Belgium 4.4%
Anheuser-Busch InBev NV	Beverages	538,060	64,461,404
Brazil 2.5%
Cia Hering	Specialty Retail	1,177,100	4,598,195
Estacio Participacoes SA	Diversified Consumer Services	1,269,200	7,345,143
Kroton Educacional SA	Diversified Consumer Services	4,311,700	16,482,691
M Dias Branco SA	Food Products	353,700	9,324,953
			37,750,982
Cambodia 0.3%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	6,846,000	5,069,377
China 22.8%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	148,050	12,180,074
[b] Aluminum Corp. of China Ltd., H	Metals & Mining	12,065,800	6,101,661
[b] Baidu Inc., ADR	Internet Software & Services	139,250	27,721,890
Brilliance China Automotive Holdings Ltd.	Automobiles	33,270,900	51,934,477
China Construction Bank Corp., H	Banks	16,269,700	14,880,983
China Life Insurance Co. Ltd., H	Insurance	9,752,000	42,270,639
China Mobile Ltd.	Wireless Telecommunication Services	1,991,000	25,530,745
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	37,006,000	31,889,995
China Shipping Development Co. Ltd., H	Marine	24,463,500	18,525,184
Dah Chong Hong Holdings Ltd.	Distributors	12,166,000	6,324,973
Fuyao Group Glass Industries Co. Ltd., H	Auto Components	3,134,000	7,673,633
Guangzhou Automobile Group Co. Ltd., H	Automobiles	8,472,000	7,847,227
Industrial and Commercial Bank of China Ltd.,
H	Banks	13,591,800	10,783,455
[c] Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,044,647	1,492,801
NetEase Inc., ADR	Internet Software & Services	59,300	8,590,495
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	35,377,800	39,386,507
Poly Culture Group Corp. Ltd., H	Media	1,124,800	4,476,477
Tencent Holdings Ltd.	Internet Software & Services	990,300	19,776,233
			337,387,449
Greece 1.2%
[b] Alpha Bank A E	Banks	44,922,269	13,547,673
[b] National Bank of Greece SA	Banks	4,173,780	4,593,238
			18,140,911
Hong Kong 0.7%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	818,062	7,084,417
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	1,834,000	3,000,022
			10,084,439
India 9.6%
Biocon Ltd.	Biotechnology	2,497,396	18,118,029
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	565,489	31,669,082
Infosys Ltd.	IT Services	531,864	8,237,180
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,271,200	6,192,175
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	634,200	9,979,254

franklintempleton.com

Semiannual Report | 17

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
India (continued)
Tata Consultancy Services Ltd.	IT Services	1,143,357	$45,889,382
Tata Motors Ltd.	Automobiles	2,220,887	15,170,318
Tata Motors Ltd., A	Automobiles	1,513,084	6,206,296
			141,461,716
Indonesia 4.1%
Astra International Tbk PT	Automobiles	62,494,500	33,163,217
Bank Danamon Indonesia Tbk PT	Banks	26,484,700	8,541,850
Semen Indonesia (Persero) Tbk PT	Construction Materials	21,029,500	18,927,733
			60,632,800
Pakistan 0.9%
Habib Bank Ltd.	Banks	6,640,200	13,984,515
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	21,400	37,663
			14,022,178
Panama 0.5%
Copa Holdings SA	Airlines	82,259	6,793,771
Peru 0.5%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	682,764	7,087,090
Philippines 0.9%
Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	61,779,200	11,791,335
[b] Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	18,455,100	2,094,614
			13,885,949
Russia 0.9%
Mining and Metallurgical Co. Norilsk Nickel
OJSC, ADR	Metals & Mining	767,000	12,939,290
South Africa 10.6%
[b] Impala Platinum Holdings Ltd.	Metals & Mining	1,503,800	6,711,848
Kumba Iron Ore Ltd.	Metals & Mining	242,061	3,003,578
MTN Group Ltd.	Wireless Telecommunication Services	1,298,658	24,417,887
Naspers Ltd., N	Media	499,758	77,843,285
Remgro Ltd.	Diversified Financial Services	1,899,794	39,966,569
Truworths International Ltd.	Specialty Retail	639,645	4,505,801
			156,448,968
South Korea 5.7%
Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	149,366	4,495,761
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	29,751	2,949,485
Hyundai Development Co.	Construction & Engineering	311,631	18,425,541
[b] Interpark Corp.	Internet & Catalog Retail	85,400	712,404
KT Skylife Co. Ltd.	Media	113,928	2,060,521
Lotte Shopping Co. Ltd.	Multiline Retail	34,574	7,241,259
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	16,032	18,156,350
Samsung Heavy Industries Co. Ltd.	Machinery	443,880	6,759,453
[b] SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	213,401	23,252,940
			84,053,714

18 | Semiannual Report

franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Switzerland 1.1%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	121,166	$9,854,213
[b] Oriflame Holding AG	Personal Products	445,790	7,203,731
			17,057,944
Taiwan 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	13,413,000	60,989,886
Thailand 6.9%
Kasikornbank PCL, fgn.	Banks	1,141,400	6,380,497
Land and Houses PCL, fgn.	Real Estate Management & Development	37,457,800	9,971,020
Land and Houses PCL, NVDR	Real Estate Management & Development	20,384,000	5,335,652
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	3,366,800	10,854,221
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	1,540,600	16,358,338
Siam Commercial Bank PCL, fgn.	Banks	3,301,600	15,184,821
Thai Beverage PCL, fgn.	Beverages	65,889,200	37,423,148
			101,507,697
United Kingdom 4.1%
Unilever PLC	Personal Products	1,424,618	61,099,448
United States 1.5%
Avon Products Inc.	Personal Products	3,529,029	22,091,721
Total Common Stocks
(Cost $1,153,882,388)			1,241,618,143
[d] Participatory Notes 1.0%
Saudi Arabia 1.0%
[e]Deutsche Bank AG/London,
Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	302,398	2,717,187
Samba Financial Group, 144A, 9/27/16	Banks	1,107,170	7,704,876
[e] HSBC Bank PLC, Etihad Etisalat Co., 144A,
11/20/17	Wireless Telecommunication Services	451,577	4,057,631
Total Participatory Notes
(Cost $18,251,893)			14,479,694
Preferred Stocks 7.8%
Brazil 7.4%
Banco Bradesco SA, ADR, pfd.	Banks	1,173,020	10,744,863
Itau Unibanco Holding SA, ADR, pfd.	Banks	5,532,590	60,581,860
[b] Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,629,700	21,458,352
Vale SA, ADR, pfd., A	Metals & Mining	3,187,250	16,095,613
			108,880,688
Chile 0.4%
Sociedad Quimica y Minera de Chile SA, ADR,
pfd., B	Chemicals	418,085	6,697,722
Total Preferred Stocks
(Cost $186,016,399)			115,578,410
Total Investments before Short Term
Investments (Cost $1,358,150,680)			1,371,676,247

franklintempleton.com

Semiannual Report | 19

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

	Shares	Value
Short Term Investments
(Cost $90,914,083) 6.2%
Money Market Funds 6.2%
United States 6.2%
[b,f] Institutional Fiduciary Trust Money Market
Portfolio	90,914,083	$90,914,083
Total Investments
(Cost $1,449,064,763) 98.9%		1,462,590,330
Other Assets, less Liabilities 1.1%		16,694,358
Net Assets 100.0%		$1,479,284,688

See Abbreviations on page 32.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2015, the value of this security was
$1,080,729, representing 0.07% of net assets.
bNon-income producing.
cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSee Note 1(c) regarding Participatory Notes.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $14,479,694, representing 0.98% of net assets.
fSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,358,150,680
Cost - Sweep Money Fund (Note 3f)	90,914,083
Total cost of investments	$1,449,064,763
Value - Unaffiliated issuers	$1,371,676,247
Value - Sweep Money Fund (Note 3f)	90,914,083
Total value of investments	1,462,590,330
Cash	599,212
Foreign currency, at value (cost $326,205)	275,077
Receivables:
Investment securities sold	15,226,638
Capital shares sold	744,053
Dividends	6,102,544
Foreign tax	579,122
Other assets	692
Total assets	1,486,117,668
Liabilities:
Payables:
Investment securities purchased	1,470,893
Capital shares redeemed	1,689,327
Management fees	1,405,415
Distribution fees	866,427
Transfer agent fees	514,146
Trustees’ fees and expenses	3,401
Deferred tax	586,649
Accrued expenses and other liabilities	296,722
Total liabilities	6,832,980
Net assets, at value	$1,479,284,688
Net assets consist of:
Paid-in capital	$1,431,136,123
Distributions in excess of net investment income	(25,635,597)
Net unrealized appreciation (depreciation)	12,527,945
Accumulated net realized gain (loss)	61,256,217
Net assets, at value	$1,479,284,688

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2015 (unaudited)

Class A:
Net assets, at value	$1,091,154,740
Shares outstanding	65,209,259
Net asset value per share[a]	$16.73
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.75
Class C:
Net assets, at value	$162,672,693
Shares outstanding	10,036,616
Net asset value and maximum offering price per share[a]	$16.21
Class R:
Net assets, at value	$23,007,550
Shares outstanding	1,400,189
Net asset value and maximum offering price per share	$16.43
Class R6:
Net assets, at value	$48,490,490
Shares outstanding	2,909,237
Net asset value and maximum offering price per share	$16.67
Advisor Class:
Net assets, at value	$153,959,215
Shares outstanding	9,235,583
Net asset value and maximum offering price per share	$16.67

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
22 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $2,527,878)	$20,808,557
Income from securities loaned	4,110
Total investment income	20,812,667
Expenses:
Management fees (Note 3a)	9,503,246
Distribution fees: (Note 3c)
Class A	1,633,859
Class C	892,356
Class R	63,198
Transfer agent fees: (Note 3e)
Class A	1,141,132
Class C	174,225
Class R	24,689
Class R6	196
Advisor Class	165,879
Custodian fees (Note 4)	318,665
Reports to shareholders	118,000
Registration and filing fees	62,336
Professional fees	41,210
Trustees’ fees and expenses	66,884
Other	22,633
Total expenses	14,228,508
Expenses waived/paid by affiliates (Note 3f and 3g)	(547,124)
Net expenses	13,681,384
Net investment income	7,131,283
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	71,087,655
Foreign currency transactions	(1,731,712)
Net realized gain (loss)	69,355,943
Net change in unrealized appreciation (depreciation) on:
Investments	(106,329,839)
Translation of other assets and liabilities denominated in foreign currencies	(57,514)
Change in deferred taxes on unrealized appreciation	(457,640)
Net change in unrealized appreciation (depreciation)	(106,844,993)
Net realized and unrealized gain (loss)	(37,489,050)
Net increase (decrease) in net assets resulting from operations	$(30,357,767)

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TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2015	Year Ended
	(unaudited)	December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$7,131,283	$22,347,343
Net realized gain (loss)	69,355,943	268,195,201
Net change in unrealized appreciation (depreciation)	(106,844,993)	(446,019,310)
Net increase (decrease) in net assets resulting from operations	(30,357,767)	(155,476,766)
Distributions to shareholders from:
Net investment income:
Class A	—	(19,476,819)
Class C	—	(1,598,494)
Class R	—	(363,909)
Class R6	—	(1,097,572)
Advisor Class	—	(3,551,774)
Net realized gains:
Class A	—	(215,593,770)
Class C	—	(34,715,396)
Class R	—	(4,637,904)
Class R6	—	(9,124,148)
Advisor Class	—	(32,731,579)
Total distributions to shareholders	—	(322,891,365)
Capital share transactions: (Note 2)
Class A	(73,548,864)	(3,029,377)
Class C	(20,147,645)	3,783,446
Class R	(2,626,394)	3,416,932
Class R6	(2,786,366)	66,030,185
Advisor Class	(18,487,172)	(53,159,366)
Total capital share transactions	(117,596,441)	17,041,820
Net increase (decrease) in net assets	(147,954,208)	(461,326,311)
Net assets:
Beginning of period	1,627,238,896	2,088,565,207
End of period	$1,479,284,688	$1,627,238,896
Distributions in excess of net investment income included in net assets:
End of period	$(25,635,597)	$(32,766,880)

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2015, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2015		December 31, 2014
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,937,210	$68,784,778	6,099,247	$133,593,175
Shares issued in reinvestment of distributions	—	—	11,785,303	206,031,823
Shares redeemed	(8,173,646)	(142,333,642)	(15,661,408)	(342,654,375)
Net increase (decrease)	(4,236,436)	$(73,548,864)	2,223,142	$(3,029,377)
Class C Shares:
Shares sold	419,984	$7,154,225	1,151,399	$24,237,673
Shares issued in reinvestment of distributions	—	—	1,946,064	33,111,665
Shares redeemed	(1,598,657)	(27,301,870)	(2,559,653)	(53,565,892)
Net increase (decrease)	(1,178,673)	$(20,147,645)	537,810	$3,783,446
Class R Shares:
Shares sold	184,012	$3,168,068	410,122	$8,834,064
Shares issued in reinvestment of distributions	—	—	274,258	4,713,982
Shares redeemed	(338,413)	(5,794,462)	(465,721)	(10,131,114)
Net increase (decrease)	(154,401)	$(2,626,394)	218,659	$3,416,932
Class R6 Shares:
Shares sold	182,057	$3,181,058	3,381,719	$73,122,140
Shares issued in reinvestment of distributions	—	—	2,975	52,338
Shares redeemed	(344,691)	(5,967,424)	(325,960)	(7,144,293)
Net increase (decrease)	(162,634)	$(2,786,366)	3,058,734	$66,030,185
Advisor Class Shares:
Shares sold	932,716	$16,370,410	2,078,957	$46,418,036
Shares issued in reinvestment of distributions	—	—	1,864,150	32,455,224
Shares redeemed	(2,017,570)	(34,857,582)	(6,051,881)	(132,032,626)
Net increase (decrease)	(1,084,854)	$(18,487,172)	(2,108,774)	$(53,159,366)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board set the current rate at 0.30% per year for Class A shares. On July 15, 2015, the Board approved to set the rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$76,057
CDSC retained	$15,864

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TEMPLETON DEVELOPING MARKETS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2015, the Fund paid transfer agent fees of $1,506,121, of which $761,849 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Effective January 1, 2015, TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.22% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2014, the Fund deferred post-October capital losses of $3,785,235.

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,483,416,961

Unrealized appreciation	$166,122,475
Unrealized depreciation	(186,949,106)
Net unrealized appreciation (depreciation)	$(20,826,631)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $375,609,031 and $527,963,430, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON DEVELOPING MARKETS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Greece	$—	$18,140,911	$—	$18,140,911
Russia	—	12,939,290	—	12,939,290
All Other Equity Investments[b]	1,326,116,352	—	—	1,326,116,352
Participatory Notes	—	14,479,694	—	14,479,694
Short Term Investments	90,914,083	—	—	90,914,083
Total Investments in Securities	$1,417,030,435	$45,559,895	$—	$1,462,590,330

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Developing Markets Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENTAND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and

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TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2014, as well as during the previous 10 years ended December 31, 2014, in comparison to a performance universe consisting of all retail and institutional emerging markets funds as selected by Lipper. The Lipper report showed the Fund’s 2014 total return to be in the lowest performing quintile of its Lipper performance universe, and its total return on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and 10-year periods, and the second-lowest performing quintile for the previous five-year period. While acknowledging management’s conservative value approach to investing and the challenges posed by investment in diverse emerging markets, the Board was not satisfied with the Fund’s continued underperformance. It discussed with management its progress on the evaluation of portfolio management leadership and enhancing investment teams and its continued assessment of portfolio holdings. Management expressed its commitment of attention and resources in an effort to improve Fund performance. Based on such discussion and management’s actions to date, the Board indicated an intention to continue to closely monitor the Fund’s performance and to have discussions with management on an ongoing basis.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was less than six basis points above the median for the Lipper expense group, while its total actual expense ratio was approximately nine basis points above the median of such expense group. The Board found the comparative expenses of the Fund as shown in the Lipper report to be acceptable, noting that management is currently subsidizing such expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis.

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TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines.

The Fund’s current management advisory fee schedule provides an initial fee of 1.25% on the first $200 million of net assets; 1.235% on the next $500 million of net assets; 1.20% on the next $300 million of net assets; 1.15% on the next $200 million of net assets; 1.125% on the next $3.8 billion of net assets; 1.075% on the next $5 billion of net assets; 1.025% on the next $5 billion of net assets; 0.975% on the next $5 billion of net assets; and 0.925% on net assets in excess of $20 billion. At the end of 2014, the Fund’s net assets were approximately $1.63 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Developing Markets Trust

Investment Manager
Templeton Asset Management Ltd.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2015 Franklin Templeton Investments. All rights reserved.	711 S 08/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By  /s/ LAURA F. FERGERSON

      Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ LAURA F. FERGERSON

      Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 27, 2015

By    /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2015